Exhibit 10.43


                 SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT


                  This Seventh Amendment is made as of this 9th day of October, 1996, by and among K-TEL INTERNATIONAL (USA), INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel USA"), DOMINION ENTERTAINMENT, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("Dominion"; K-Tel USA and Dominion are sometimes herein collectively referred to as the "Borrowers" and each is sometimes individually referred to as a "Borrower"), and TCF BANK MINNESOTA FSB, a federally chartered stock savings bank (the "Bank").


                                    RECITALS

                  A. The Borrowers and the Bank have entered into a Revolving Credit Agreement dated as of July 22, 1994, as amended by a First Amendment to Revolving Credit Agreement dated as of January 30, 1995, by a Second Amendment to Revolving Credit Agreement and to Revolving Note dated as of July 20, 1995, by a Third Amendment to Revolving Credit Agreement dated as of October 2, 1995, by a Fourth Amendment to Revolving Credit Agreement and to Revolving Note dated as of November 28, 1995, by a Fifth Amendment to Revolving Credit Agreement and to Revolving Note dated as of December 28, 1995 and by a Sixth Amendment to Revolving Credit Agreement dated as of August 23, 1996 (as amended, the "Credit Agreement"), pursuant to which the Bank, subject to the terms and conditions set forth therein, agreed to make revolving advances to the Borrowers in the aggregate amount of up to $2,750,000.

                  B. The Borrowers' joint and several obligation to repay the revolving advances made by the Bank under the Credit Agreement is evidenced by the Borrowers' Revolving Note dated August 23, 1996, payable to the Bank's order in the original principal amount of $5,000,000 (the "Note").

                  C. The Borrowers have requested, among other things, that the Bank waive certain Events of Default on the part of K-Tel USA and Dominion.

                  D. The Bank is willing to grant the Borrowers' requests subject to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. All capitalized terms used in this Seventh Amendment, unless specifically defined herein, shall have the meanings given to such terms in the Credit Agreement.

                  2. Events of Default have occurred under Section 7.1(c) of the Credit Agreement because (i) K-Tel USA did not have the required minimum Capital Base of at least $1,500,000 during certain periods through the date of this Amendment as required by Section 5.10 of the Credit Agreement, (ii) Dominion did not have the required minimum Capital Base of at least $1,800,000 during certain periods through the date of this Amendment as required by Section 5.11 of the Credit Agreement, (iii) K-Tel USA did not have the required Debt to Capital Base Ratio of not more than 13.0 to 1.0 during certain periods through the date of this Amendment as required by Section 5.8 of the Credit Agreement and (iv) Dominion did not have the required minimum Debt to Capital Base Ratio of not less than 0.50 to 1.0 during certain periods through the date of this Amendment as required by Section 5.9 of the Credit Agreement. Upon the terms and subject to the conditions set forth in this Seventh Amendment, the Bank hereby waives the foregoing Events of Default and the Bank hereby prospectively waives future Events of Default arising from the Borrowers failure to comply with the requirements of Sections 5.8, 5.9, 5.10 and 5.11 through November 30, 1996. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

                  3. Section 1.1 of the Credit Agreement is hereby amended by deleting the existing definition of "Interest Rate Spread" and by substituting therefor the following new definition:

                  "'Interest Rate Spread' means (i) one and three-quarters of one percent (1.75%) through and including October 31, 1996 and (ii) two percent (2.00%) from and after November 1, 1996."

                  4. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition of "Seventh Amendment" in the appropriate alphabetical location:

                  "'Seventh Amendment' means that certain Seventh Amendment to Revolving Credit Agreement dated as of October 9, 1996, between the Bank and the Borrowers."

                  5. This Seventh Amendment shall not become effective until the Bank shall have received each of the following in form and substance acceptable to the Bank:

                  (a) The Acknowledgment and Agreement of Guarantor attached below.

                  (b) A copy of the Articles of Merger, certified by the Minnesota Secretary of State, pursuant to which K-Tel, Inc. was merged into K-Tel USA, with K-Tel USA as the surviving corporation.

                  (c) Such other items as the Bank may require.

                  6. References. From and after the date of this Seventh Amendment all references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended by this Seventh Amendment.

                  7. No Other Changes. Except as explicitly amended by this Seventh Amendment, all of the original terms and conditions of the Credit Agreement shall remain in full force and effect.

                  8. No Other Waiver. Except as explicitly set forth in paragraph 2 of this Seventh Amendment, the execution of this Seventh Amendment and acceptance of any documents related thereto shall not be deemed to be a waiver of any existing or future Default or Event of Default under the Credit Agreement or any other Loan Document, whether or not known to the Bank and whether or not such Default or Event of Default exists on the date of this Seventh Amendment.

                  9. Release. The Borrowers and K-Tel International, Inc. by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Bank, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrowers or any Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Seventh Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  10. Expenses. The Borrowers hereby reaffirm their agreement under Section 8.5 of the Credit Agreement. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Seventh Amendment and the documents and instruments incidental thereto.

                  11. Counterparts. This Seventh Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date first above written.


                                    K-TEL INTERNATIONAL (USA), INC.


                                    By /S/ Mark Dixon
                                       -------------------------------------
                                       Its   V.P.


                                    DOMINION ENTERTAINMENT, INC.


                                    By /S/ Mark Dixon
                                       -------------------------------------
                                       Its V.P.


                                    TCF BANK MINNESOTA fsb


                                    By /S/ Richard D. Larson
                                       -------------------------------------
                                       Its Vice President

                             And

                                    By /S/ Milli A. Navara
                                       -------------------------------------
                                       Its Assistant Vice President




                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR


                  The undersigned, K-Tel International, Inc., a guarantor of the indebtedness of K-Tel International (USA), Inc. and Dominion Entertainment, Inc. (together, the "Borrowers") to the Bank pursuant to its Guaranty dated as of July 22, 1994 (the "Guaranty), hereby (i) acknowledges receipt of the foregoing Seventh Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 9 of the foregoing Seventh Amendment) and execution thereof; (iii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty, its Amended and Restated Collateral Pledge Agreement (the "Pledge Agreement") dated as of January 30, 1995 and its Amended and Restated Security Agreement dated as of January 30, 1995 (the "Security Agreement"); and
(iv) acknowledges and agrees that the Bank may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty, Pledge Agreement and/or its Security Agreement for all of the present and future indebtedness of the Borrowers to the Bank.


                                    K-TEL INTERNATIONAL, INC.

                                    By /S/ Mark Dixon
                                       -------------------------------------
                                       Its V.P.